EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


         We hereby consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement on Form S-3 (No. 333-47534) of our report dated January 25, 2002 relating to the financial statements, which appears in Old National Bancorp's Annual Report on Form 10-K for the year ended December 31, 2001. We also consent to the reference to us under the headings "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
------------------------------

Chicago, Illinois
November 13, 2002